Rule 497(e)
                                                             File Nos. 333-90449
                                                                       811-09667

                              Prestige - Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
               Offered by Canada Life Insurance Company of America
      In connection with its Canada Life of America Variable Life Account 1

                      Supplement dated June 8, 2005 to the
                             May 1, 2003 Prospectus

Please note the following changes to your prospectus.

Effective June 1, 2005, the management fee for the Fidelity Variable Insurance Products Investment Grade Bond Portfolio (Initial Class) has been reduced from 0.43% to 0.33% of average daily net assets. Other Expenses of the Portfolio are 0.13% of average daily net assets. As a result, the Gross Total Annual Expenses for the Portfolio is 0.46% of average daily net assets.

This information replaces similar information found in the fee table entitled "Annual Portfolio Operating Expenses" on page 10 of your prospectus.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.